UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

ACE SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of April l, 2007, providing for the issuance of
SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1
ASSET BACKED PASS-THROUGH CERTIFICATES)

SunTrust Acquisition Closed-End Seconds Trust, Series 2007-1
(as issuing entity)

ACE Securities Corp.
(as registrant)

SunTrust Asset Funding, LLC
(as sponsor)

Delaware	333-141008	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318 Charlotte, North Carolina (Address of Principal Executive Offices)	28211 (Zip Code)

Registrant's telephone number, including area code: (704) 365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 9.01(d).

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

	5.1	Opinion of Thacher Proffitt & Wood LLP

	8.1	Opinion of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

	23.1	Consent of Thacher Proffitt & Wood LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE Securities Corp.

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

Dated: May 15, 2007